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                                                                   EXHIBIT 10.48


                      TERMINATION AGREEMENT WITH RESPECT TO
                    SERVICE MARK AND TRADE NAME USE AGREEMENT

        This TERMINATION AGREEMENT WITH RESPECT TO SERVICE MARK AND TRADE NAME USE AGREEMENT (the "Agreement") is entered into as of September 29, 2000, by and among Prison Realty Trust, Inc., a Maryland corporation formerly known as Prison Realty Corporation ("Prison Realty"), Corrections Corporation of America, a Tennessee corporation formerly known as Correctional Management Services Corporation ("CCA"), Prison Management Services, Inc., a Tennessee corporation and successor in interest to Prison Management Services, LLC, a Tennessee limited liability company ("PMSI"), Juvenile and Jail Facility Management Services, Inc., a Tennessee corporation and successor in interest to Juvenile and Jail Facility Management Services, LLC, a Tennessee limited liability company("JJFMSI"), and CCA Acquisition Sub, Inc., a Tennessee corporation and wholly owned subsidiary of Prison Realty ("Sub"). Sub is a party to this Agreement for the purpose of acknowledging and consenting to the agreements of Prison Realty, CCA, PMSI and JJFMSI contained herein.

                              W I T N E S S E T H:

         WHEREAS, Prison Realty and CCA are parties to that certain Service Mark and Trade Name Use Agreement, dated December 31, 1998 (the "CCA Service Mark and Trade Name Use Agreement"), a copy of which is attached hereto as Exhibit A;

         WHEREAS, Prison Realty, CCA and Sub are parties to that certain Agreement and Plan of Merger, dated June 30, 2000, pursuant to which CCA will merge with and into Sub with Sub being the surviving corporation (the "Merger");

         WHEREAS, pursuant to Section 7.21 of that certain Amended and Restated Credit Agreement, dated August 4, 1999, by and among Prison Realty as Borrower, certain of its subsidiaries as Guarantors, those parties identified as the Lenders thereunder, Lehman Commercial Paper Inc. ("Lehman") as Administrative Agent, Societe Generale as Documentation Agent, The Bank of Nova Scotia as Syndication Agent, and Southtrust Bank (formerly known as Southtrust Bank, N.A.) as Co-Agent, as amended by the terms of that certain Waiver and Amendment, dated June 9, 2000, by and between Prison Realty and Lehman as Administrative Agent on behalf of the Lenders, Prison Realty has agreed to cause the termination of the CCA Service Mark and Trade Name Use Agreement in connection with, and at the time of, the consummation of the Merger;

         WHEREAS, (i) PMSI and CCA are parties to that certain Service Mark and Trade Name Use Agreement, dated December 31, 1998 (the "PMSI Service Mark and Trade Name Use Agreement"), and (ii) JJFMSI and CCA are parties to that certain Service Mark and Trade Name Use Agreement, dated December 31, 1998 (the "JJFMSI Service Mark and Trade Name Use Agreement," and together with the PMSI Service Mark and Trade Name Use Agreement, the "Service Companies Service Mark and Trade Name Use Agreements"), copies of which are attached hereto as Exhibit B; and


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         WHEREAS, the Service Companies Service Mark and Trade Name Use
Agreements are subject to termination upon the expiration or termination of the CCA Service Mark and Trade Name Use Agreement.

         NOW, THEREFORE, in consideration of the premises, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the CCA Service Mark and Trade Name Use Agreement shall be, and hereby is, terminated and shall be of no further force or effect, effective as of the completion of the Merger; provided, however, that the Service Companies Service Mark and Trade Name Use Agreements shall not be terminated as the result thereof and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    PRISON REALTY TRUST, INC.


                                    By:  /s/ John D. Ferguson
                                         ---------------------------------------
                                    Its:  President and Chief Executive Officer
                                         ---------------------------------------


                                    CORRECTIONS CORPORATION OF AMERICA


                                    By:  /s/ Darrell K. Massengale
                                         ---------------------------------------
                                    Its:  Secretary and Chief Financial Officer
                                         ---------------------------------------


                                    PRISON MANAGEMENT SERVICES, INC.



                                    By:  /s/ Darrell K. Massengale
                                         ---------------------------------------
                                    Its:  President
                                         ---------------------------------------


                                    JUVENILE AND JAIL FACILITY
                                    MANAGEMENT SERVICES, INC.



                                    By:  /s/ Darrell K. Massengale
                                         ---------------------------------------
                                    Its:  President
                                         ---------------------------------------


                                    CCA ACQUISITION SUB, INC.



                                    By:  /s/ Darrell K. Massengale
                                         ---------------------------------------
                                    Its:  President
                                         ---------------------------------------


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                                   EXHIBIT A

                            [intentionally omitted]